IDERA PHARMACEUTICALS JANUARY 2015 Solving Unmet Patient Needs with Strong Scientific Foundations Exhibit 99.1

Forward looking statements
Any statements that we may make in this presentation about future expectations, plans and prospects for the Company constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual
results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including whether Idera’s cash resources will be sufficient to fund the Company’s continuing operations and the further development of the
Company’s programs; whether results obtained in preclinical studies and clinical trials such as the results described in this presentation will be indicative of the results that will be generated in future clinical trials; whether products based on Idera’s technology will advance into or through the clinical trial process when anticipated or at all or warrant submission for regulatory approval; whether such products will receive approval from the
U.S. Food and Drug Administration or equivalent foreign regulatory agencies; whether, if the Company’s products receive approval, they will be successfully distributed and marketed; whether the Company’s collaborations will be successful; and such other important factors as are set forth under the caption “Risk Factors” in the Company’s
Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. Idera disclaims any intention or obligation to update any forward-looking statements.

Our goal is to translate scientific breakthroughs into
important medicines for patients
Leading scientific discovery in
immunotherapy & gene silencing
Focused on serious unmet needs in
oncology & rare diseases
Committed to advancing patient care

Scientific platforms support broad pipeline opportunities

SERIOUS UNMET PATIENT NEEDS
Genetically defined forms
of B-cell lymphoma
Immuno-oncology
Rare autoimmune and
inflammatory diseases
Multiple targets in
cancer and rare
diseases
TOLL-LIKE RECEPTOR
IMMUNE MODULATION
GENE SILENCING
OLIGONUCLEOTIDES

Idera is a pioneer of immunotherapy and gene silencing
technologies

THIRD GENERATION
CHEMISTRY
Gene silencing oligonucleotides
IMMUNE BLOCKADE
Toll-like receptor antagonism
SECOND GENERATION
CHEMISTRY
Modified RNA-DNA hybrid structure;
Most successful to date,
but limitations persist
ANTISENSE
CONCEPT
FIRST GENERATION
CHEMISTRY
IMMUNE ACTIVATION
Toll-like receptor agonism
Idera scientists were
early pioneers

Understanding of TLR biology has informed development
of immunotherapy and gene silencing technologies
Toll-like Receptors (TLRs)
• Discovered in the 1990s; subject of Nobel Prize in 2011
• Play central role in the innate immune system
• Initiate signaling cascades that activate inflammation and adaptive immune responses
• Nucleic acids are ligands for endosomal TLRs 7, 8 and 9
Therapeutic Implications
TLR immune modulation exploits TLR-nucleic acid interaction to stimulate or block
TLR-mediated signaling
Gene silencing oligonucleotides are specifically designed to avoid activation of TLRs, thereby enabling enhanced gene silencing activity

Idera has developed two leading nucleic acid chemistry-
based platforms

TOLL-LIKE RECEPTOR
IMMUNE MODULATION
GENE SILENCING
OLIGONUCLEOTIDES
TECHNOLOGY
BIOLOGICAL
TARGET
BIOLOGICAL
IMPACT
Oligonucleotide-based
Third generation
oligonucleotide chemistry
Toll-like receptors RNA
Activate or inhibit
immune activity
Silence
disease-related genes

Idera’s growing pipeline
B-CELL LYMPHOMA – IMO-8400
Waldenström’s macroglobulemia
Diffuse large B-cell lymphoma (MYD88 L265P+)
RARE DISEASES – IMO-8400
Dermatomyositis
Duchenne muscular dystrophy
DEVELOPMENT PROGRAM PRECLINICAL PHASE 1 PHASE 2 PIVOTAL
Planning underway
IMMUNO-ONCOLOGY – IMO-2125 / IMO-2055
Intratumoral combination with CPI
Planning underway
Planning underway
GENE SILENCING OLIGONUCLEOTIDES
Undisclosed targets
Major Anticipated 2015 Milestones:
• Results from Phase 1/2 Waldenström’s trial in 4Q
• Immuno-oncology, Dermatomyositis and Duchenne programs advance into or toward clinical trials
• Selection of first GSO development candidates for development

AUTOIMMUNE DISEASES
Undisclosed targets

Idera’s future is bright: long-term value drivers
•
Immunotherapy and gene silencing platforms
are the foundation for
potentially transformational therapies for cancer and rare diseases
•
Genetically defined B-cell lymphoma programs
are progressing in the clinic
•
New immuno-oncology program
offers opportunity to enhance emerging class
of checkpoint inhibitors and improve outcomes for cancer patients
•
Rare disease programs
focus on serious unmet medical needs in collaboration
with strong advocacy communities
•
Enhanced executive management team
has track record of success and
expertise to build the business

B-cell lymphoma programs 10 Leading scientific discovery in immunotherapy & gene silencing FOCUSED ON SERIOUS UNMET NEEDS IN ONCOLOGY & RARE DISEASES Committed to advancing patient care

B-cell lymphomas characterized by the MYD88 L265P
mutation are rare and have limited treatment options
Waldenström’s Macroglobulinemia (WM)
• Rare and slow-growing form B-cell lymphoma
1
• ~1,000-1,500 new cases diagnosed annually in US
1
• Currently incurable with no FDA approved therapies
1
• 90% carry MYD88 L265P mutation
2
• Serious complications include anemia, retinopathy and peripheral neuropathy
1
Diffuse Large B-Cell Lymphoma (DLBCL)
• Fast growing and potentially lethal form of B-cell lymphoma
1
• ~20,000 new cases diagnosed annually in US
3
• 10% carry MYD88 L265P mutation
4,5
• Data show poor prognosis in MYD88 L265P+ population
6
MYD88 L265P mutation also present in chronic lymphocytic lymphoma (5-10%) 7 , splenic marginal zone lymphoma (13%) 8 , primary CNS lymphoma (36%) 9 , and other cancers
11
1 American Cancer Society; Treon SP, et al. N Engl J Med. 2012.; 3 Cultrera JL, et al. Cancer Control. 2012.; 4 Wang, et al. Bood Lymph
Canc 2013. 5 Rosenwald A, et al. N Engl J Med. 2002. 6
Fernandez-Rodriguez
C, et al. Leukemia. 2014. 7 Puente, et al. Nature. 2011.
8 Yan, et al. Haematologica. 2011. 9 Montesinos-Rongen, et al. Acta Neuropathol. 2011.
Time (Months)
Survival is impaired in
MYD88 L265P+ DLBCL patients
6
2

Targeted therapy for B-cell lymphoma patients carrying
oncogenic mutation in TLR signaling pathway
Graphic adapted from Cancer Res. 2013,73 Suppl. 1.2332. IMO-8400 data presented at AACR 2014.
IMO-8400 inhibits
tumor cell viability
IMO-8400 suppresses
tumor-associated cytokines
0
50
100
150
200
250
10 20 30
-
IMO-8400 ( M)
WM Cells
WM Cells
IMO-8400 ( M)
0 10 20 30
40
60
80
100

IMO-8400 has demonstrated tolerability and evidence
of clinical activity
• IMO-8400 is a synthetic oligonucleotide-based
antagonist of TLRs 7, 8 and 9
• Activity observed in preclinical models of
autoimmune diseases and lymphoma
• Evidence of TLR antagonism
established in human clinical trials in psoriasis
• IMO-8400 generally well tolerated in ~85
patients and healthy subjects with >550 doses
administered to date
IMO-8400 blocks TLR
signaling and immune
system activation

Following safety review, enrollment initiated in third dose
cohort of Phase 1/2 Waldenström’s trial
0.6 mg/kg weekly
4 weeks
Cohort 1
20 weeks
1.2 mg/kg weekly Cohort 2
4 weeks
20 weeks
2.4 mg/kg weekly Cohort 3
4 weeks
20 weeks
• Positive data review committee (DRC) recommendation to
advance to 2
nd
dose cohort*
• Enrollment initiated
Study objectives: demonstrate safety, clinical activity and optimized dosing regimen; Target enrollment: up to ~30 patients
• Positive DRC recommendation to
advance to 3
rd
dose cohort*
• Received FDA orphan drug designation for IMO-8400 in Waldenström’s in December 2014
• Trial results expected in 4Q 2015

*DRC recommendations on dose escalation based on 4-week safety data from cohorts 1 and 2, respectively

Additional B-cell lymphoma program updates
• Completed initial development of prototype CDx under collaboration with Abbott Molecular
• Activated multiple clinical sites and expanded patient screening in Phase 1/2 DLBCL trial
• Presented abstracts at ASH 2014 included:
– Safety of IMO-8400 in Phase 1 and 2 clinical trials in healthy volunteers and psoriasis patients
– Preclinical activity of IMO-8400 in combination with rituximab
IMO-8400 + rituximab
inhibited tumor growth
15
IMO-8400 + rituximab
improved tumor histology
Rituximab
alone
IMO-8400
+ rituximab
Data from ABC-DLBCL MYD88 L265P+ OCI-Ly10 xenograft model. Presented at ASH 2014.

Immuno-oncology program 16 Leading scientific discovery in immunotherapy & gene silencing FOCUSED ON SERIOUS UNMET NEEDS IN ONCOLOGY & RARE DISEASES Committed to advancing patient care

Cancer immunotherapy with intratumoral TLR 9 agonist
and checkpoint inhibitors
Therapeutic Rationale
Emerging class of checkpoint inhibitors (CPIs) represents a significant advance in cancer immunotherapy
Intratumoral administration of TLR 9 agonists have demonstrated immunostimulatory activity in preclinical models of cancer
Opportunity
Combination of complementary cancer immunotherapy agents may increase the duration and durability of clinical responses
17
– Designed to block pathways that inhibit anti-tumor immune responses
– PD-1 and CTLA-4 inhibitors are FDA approved for the treatment of melanoma; clinical development in additional cancer types is ongoing

Intratumoral TLR 9 agonist stimulates immune response
while CPI inhibits tumor defense against immune attack

Modulation of the
Tumor Microenvironment
• Intratumoral TLR 9 agonist
stimulates dendritic cell
maturation and T-cell
activation; induces interferon-
• CPIs block inhibitory pathways
enabling activation of CD4+
and CD8+ T-cell responses
• Dying tumor cells release
antigens enabling T-cell
memory, systemic anti-tumor
immune responses

IMO-2125 & IMO-2055 are clinical-stage TLR 9 agonists
• IMO-2125 and IMO-2055 are synthetic
oligonucleotide-based agonists of TLR 9
• Completed trials involving systemic administration
of IMO-2125 and IMO-2055 included:
– 80 patients with hepatitis C
– 300 patients with various types of cancer
• Idera’s TLR 9 agonists have demonstrated
evidence of anti-tumor activity in multiple settings
– Clinical trial in non-small cell lung cancer
• Smith, et al. Cancer Immunol Immunother 2014.
– Preclinical models
• Damiano, et al. Clin Cancer Res 2006.
• Damiano, et al. PNAS 2007.
• Damiano, et al. Clin Cancer Res 2009.
• Rosa, et al. Clin Cancer Res 2011.
19
IMO-2125 and IMO-2055
stimulate TLR signaling to
induce an immune
response

Intratumoral IMO-2055 and anti-CTLA-4 mAb demonstrated
potent and systemic anti-tumor activity in preclinical models
Inhibited growth of treated tumors Induced systemic anti-tumor immune response
• AH1 antigen presented in locally treated tumors
• ß-gal antigen presented in disseminated lung metastases
Data from CT26 colon carcinoma model. Presented at AACR Tumor Immunology 2014.
Anti-CTLA-4
IMO-2055 + Anti-CTLA-4
Anti-CTLA-4 IMO-2055 +
Anti-CTLA-4

Priorities for immuno-oncology program
• Rapidly advance a combination regimen with an intratumoral TLR 9 agonist and a CPI into clinical development
• Complete ongoing preclinical studies to characterize potential combination regimens with various CPIs

Intratumoral TLR 9 agonism has the potential to enhance
cancer immunotherapy regimens with CPIs

Idera’s growing pipeline
B-CELL LYMPHOMA – IMO-8400
Waldenström’s macroglobulemia
Diffuse large B-cell lymphoma (MYD88 L265P+)
RARE DISEASES – IMO-8400
Dermatomyositis
Duchenne muscular dystrophy
DEVELOPMENT PROGRAM PRECLINICAL PHASE 1 PHASE 2 PIVOTAL
Planning underway
IMMUNO-ONCOLOGY – IMO-2125 / IMO-2055
Intratumoral combination with CPI
Planning underway
Planning underway
GENE SILENCING OLIGONUCLEOTIDES
Undisclosed targets
Major Anticipated 2015 Milestones:
• Results from Phase 1/2 Waldenström’s trial in 4Q
• Immuno-oncology, Dermatomyositis and Duchenne programs advance into or toward clinical trials
• Selection of first GSO development candidates for development

AUTOIMMUNE DISEASES
Undisclosed targets

SUDHIR AGRAWAL, D.Phil. President, Research
PETE WOLF
SVP, General Counsel
LOU ARCUDI SVP, Chief Financial Officer
LOU BRENNER, M.D. SVP, Chief Medical Officer
KATE HAVILAND VP, Rare Diseases
LIZ EBERHARDT
VP, Oncology Team
Enhanced executive management team has a track record
of success across the industry
23
VIN MILANO Chief Executive Officer
BOB DOODY
VP, Investor Relations and
Corporate Communications

Financial overview
COMMON SHARES OUTSTANDING 85.8M as of 9/30/14
RECENT CLOSING PRICE $4.96 as of 1/8/15
TRADING VOLUME ~1.7M shares daily (90 day average)
MARKET CAPITALIZATION ~$425.6M as of 1/8/15
CASH & INVESTMENTS ~$58M as of 9/30/14

Idera’s future is bright: long-term value drivers
•
Immunotherapy and gene silencing platforms
are the foundation for
potentially transformational therapies for cancer and rare diseases
•
Genetically defined B-cell lymphoma programs
are progressing in the clinic
•
New immuno-oncology program
offers opportunity to enhance emerging class
of checkpoint inhibitors and improve outcomes for cancer patients
•
Rare disease programs
focus on serious unmet medical needs in collaboration
with strong advocacy communities
•
Enhanced executive management team
has track record of success and
expertise to build the business

Solving Unmet Patient Needs with Strong Scientific Foundations APPENDIX

B-cell lymphoma programs 27 Leading scientific discovery in immunotherapy & gene silencing FOCUSED ON SERIOUS UNMET NEEDS IN ONCOLOGY & RARE DISEASES Committed to advancing patient care

Oncogenic MYD88 L265P signaling requires TLRs 7 and 9
Time (Days)

TLR and MYD88 Knockdown
“…Here we show that the MYD88 L265P
oncoprotein binds constitutively to two
members of the Toll-like receptor family,
TLR7 and TLR9, thereby amplifying signals
that emanate from these receptors.
Knockdown of TLR7 or TLR9 potently
suppressed NF- B activity in ABC-DLBCL
cell lines and promoted apoptosis…
These new insights into the oncogenic
mechanisms of MYD88 mutants provide a
rationale for targeting of TLR7 and TLR9
signaling for the therapy of ABC-DLBCL.”
Lim, Barton, Staudt. AACR 2013.

Rare disease programs 29 Leading scientific discovery in immunotherapy & gene silencing FOCUSED ON SERIOUS UNMET NEEDS IN ONCOLOGY & RARE DISEASES Committed to advancing patient care

Duchenne muscular dystrophy is a rare and universally fatal
neuromuscular disorder
Therapeutic Rationale
Muscle cell damage caused by lack of functional dystrophin protein
TLR 7 significantly over-expressed, even in pre-symptomatic infants
Corticosteroids are standard of care, but have limited efficacy and serious side effects
~15-20k patients in U.S.
Opportunity
TLR antagonism has the potential to reduce muscle inflammation and slow disease progression
Immune modulation may potentiate dystrophin restoration therapies such as exon skipping by inducing immunologic tolerance to dystrophin
Graphic adapted from McDonald C, et al. Muscle & Nerve, 2013; Bushby K, et al. Lancet, 2010
DELAYS IN DEVELOPMENT
PROBLEMS STANDING
PROBLEMS WALKING
FULL-TIME WHEELCHAIR USE
LIMITED USE OF ARMS
VENTILATION
DEATH

MMWR 2009; Chen, et al. Neurology 2005; Henriques-Pons, et al. Hum Mol Gen 2014.

Dermatomyositis is a rare and disabling inflammatory
muscle disease with skin involvement

Therapeutic Rationale
• Cell damage may be caused by stress, injury or infection
• TLR 9 and mRNA for MYD88 significantly over-expressed
• Onset typically occurs between ages 40-60 years
• Symptoms can be severely disabling, and include:
– Muscle weakness, skin rash and/or calcinosis, joint pain, and difficulty swallowing
• Corticosteroids and immunosuppressive drugs have limited
efficacy and serious side effects
• ~25k patients in U.S.
Opportunity
• TLR antagonism may disrupt the autoimmune cycle of tissue
damage to improve disease symptoms
Data provided by The Myositis Association. Rayavarapu, et al. Skeletal Muscle 2013.

Scientific rationale for TLR antagonism in
dermatomyositis and Duchenne muscular dystrophy
TLR
ANTAGONIST
INHIBITS
SIGNALING
CASCADE
Damaged cells release self DNA, self
RNA and other molecules to form
Damage Associated Molecular
Patterns (DAMPs).
DAMPs stimulate TLR signaling to
promote inflammation.
Inflammation causes additional
cellular damage, thereby propagating
the diseases process.

Damaged or Dying Cells
Adapted from Rayavarapu, et al. Skeletal Muscle 2013.

Rare disease programs are advancing toward clinical
development
Duchenne Muscular Dystrophy
• Collaborating with Parent Project Muscular Dystrophy
• Conducting additional preclinical studies in well-established mdx mouse model
• Evaluating potential clinical trial design options with disease experts, including population and endpoint selection
Dermatomyositis
• Collaborating with The Myositis Association
• Organized advisory board of expert clinicians to inform design of Phase 2 clinical trial
• Finalizing clinical trial plan with IMO-8400; anticipate pre-IND meeting with FDA in 1H 2015

Gene silencing oligonucleotide program 34 LEADING SCIENTIFIC DISCOVERY IN IMMUNOTHERAPY & GENE SILENCING Focused on serious unmet needs in oncology & rare diseases Committed to advancing patient care

Novel Gene Silencing Oligonucleotides (GSOs)
overcome limitations of current antisense technologies
THIRD GENERATION SECOND GENERATION FIRST GENERATION
Chemistry
• Single-stranded structure with
phosphorothioate backbone
Clinical Activity
• Severe off-target immune
activation limited clinical utility
Chemistry
• Modified RNA-DNA hybrid
structure pioneered by Idera
• Most successful antisense
chemistry to date
Clinical Activity
• Immune activation,
immunotoxicity, injection site
reactions
• Hepatic toxicity with chronic dosing
• Limited therapeutic index
Chemistry
• Novel structure discovered by Idera
• 19- to 21-mer length is optimal for gene silencing
• No 5’-prime ends abrogates immune activation
• Accessible 3’-prime ends improves degradation and
clearance
• Issued U.S. patent
Activity in Preclinical Models
• Reduced immunotoxocity
• Decreased hepatic toxicity
• Improved potency
• Increased therapeutic index
In vivo proof-of-concept established against
multiple gene targets
Bhagat, et al. J Med Chem 2011.

Evaluate targets based on scientific merit and technical feasibility
Validate targets in preclinical models
Initiate development plans based on strategic prioritization
Assessment of potential GSO targets in oncology and
rare diseases is underway
Assess clinical feasibility and commercial potential
36
PRIORITIZATION OF
GSO TARGETS FOR
CLINICAL DEVELOPMENT